Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

MONTHLY OPERATING REPORT

FOR THE PERIOD ENDING MAY 5, 2007

TABLE OF CONTENTS

Statement/Report	Page Number

Monthly Operating Summary Report/Debtor Questionnaire	2

Consolidated Statement of Operations	3

Consolidated Balance Sheet	4

Consolidated Statement of Cash Flows	5

Allocation of Disbursements among Legal Entities	6

Payments to taxing authorities	7

Accounts receivable and post-petition payable agings	8

Monthly Operating Summary Report/Debtor Questionnaire
For the period March 21, 2007 to May 5, 2007
(in 000's)

Monthly Consolidated Financial Data			March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Sales			65,839
Consolidated expenses			21,739
Income (loss) before interest, restructuring, tax & reorg			9,069
Reorganization items			5,340
Net Income (loss)			9,069

REQUIRED INSURANCE MAINTAINED			EXPIRATION		Are all accounts receivable being collected within terms?				No
AS OF SIGNATURE DATE			DATE		Are all post-petition liabilities, including taxes, being paid within terms?				Yes
					Have any pre-petition liabilities been paid?				Yes
PROPERTY/CASUALTY	YES (X)	NO ( )	5/4/2008		If so, describe:	Pursuant to court order
GENERAL LIABILITY	YES (X)	NO ( )	5/4/2008		Are all funds received being deposited into DIP bank accounts?
VEHICLE	YES (X)	NO ( )	5/4/2008		Were any assets disposed outside of the normal course?				Yes
WORKER'S COMPENSATION	YES (X)	NO ( )	5/4/2008		If so, describe:	Pursuant to court order
EXECUTIVE PROTECTION (D&O)	YES (X)	NO ( )	5/4/2008		Are all U.S. Trustee Quarterly Fee Payments current?				Yes
					What is the status of your Plan of Reorganizations?			No plan confirmed
					Have all bank accounts been reconciled as of the period end?				Yes
Note: The Debtors note that the reconciliation of certain store-level accounts occurs historically at mid-month for the previous month.

ATTORNEY NAME: Robert J. Dehney					I certify under penalty of perjury that the following Monthly Operating Report,
FIRM NAME: Morris, Nichols, Arsht and Tunnell					plus attachments, is true and correct to the best of my knowledge.
ADDRESS: 1201 North Market Street, P.O. Box 1347
CITY, STATE, ZIP: Wilmington, DE 1989901347
TELEPHONE: (302) 658-9200

Larry D. Fair
Chief Accounting Officer
May 29, 2007

Consolidated Statement of Operations
For the period March 21, 2007 to May 5, 2007
(in 000's)

March 21, 2007 - May 5, 2007

Sales	65,839
Cost of goods sold	35,032

Gross profit	30,808

Selling, general and administrative expense	21,274
Depreciation and amortization	465

Operating income	9,069

Reorganization expenses	5,340
Interest expense, net	673

Earnings before income taxes	3,056
Income taxes	0

Net earnings	3,056

Consolidated Balance Sheet
As of March 20, 2007 and May 5, 2007
(in 000's)

	March 20,	May 5,
	2007	2007
Assets
Current assets:
Cash and cash equivalents	9,763	4,526
Receivables, less allowance for doubtful accounts	2,659	5,956
Inventories	113,591	91,739
Income taxes refundable	7,116	7,116
Prepaid expenses	1,346	1,073
Total current assets	134,473	110,410

Property and equipment, at depreciated cost	50,393	49,424
Other assets	14,937	16,207
Total assets	199,803	176,041
Liabilities and Shareholders' Equity
Liabilities not subject to compromise
Accounts payable	0	10,269
Credit facility: DIP financing	53,021	15,893
Accrued liabilities	651	2,368
Deferred tax liabilities	7,152	7,152

Liabilities subject to compromise
Accounts payable	33,584	29,599
Accrued liabilities	16,598	19,364
Long-term lease financing obligations	4,011	4,004
Capital Lease Obligations	1,731	1,728
Postretirement benefits other than pensions	9,216	9,276
Pension and SERP liabilities	8,281	8,403
Other liabilities	10,663	9,871
Total liabilities	144,908	117,927

Total shareholders' equity	54,895	58,114
Total liabilities and shareholders' equity	199,803	176,041

Consolidated Statement of Cash Flows
For the period March 21, 2007 to May 5, 2007
(in 000's)

March 21, 2007 - May 5, 2007
Cash flows from operating activities:
Net earnings	3,056
Adjustments to reconcile net earnings to cash flows used in operating activities
Depreciation and amortization, including cost of goods sold	1,989
Amortization of deferred loan costs	148
LIFO charge (credit)	(7,050)
Reserve for store closings credits, including interest expense	1,677
Reserve for obsolete inventory	(25)
Reserve for sales returns and bad debts	(81)
Stepped rent accrual	(30)
Loss on disposition of property and equipment	210
Stock compensation expense	281
(Increase) decrease in assets
Receivables and prepaid expenses	(3,024)
Inventory at current cost	27,770
Income tax refundable	0
Other noncurrent assets	(1,418)
Increase (decrease) in liabilities
Accounts payable	6,284
Accrued liabilities	2,505
Income taxes payable	0
Postretirement benefits other than pensions	(163)
Long-term pension and SERP liabilities	245
Reserve for store closings	(77)
Other liabilities	(269)
Net cash used in operating activities	32,028

Cash flows from investing activities:
Additions to property and equipment	(598)
Proceeds from the disposition of property and equipment	489
Net cash used in investing activities	(109)

Cash flows from financing activities:
Net borrowings on revolving credit agreement	(37,128)
Payments for lease financing	(7)
Payments for capital leases	(2)
Tax obligation settled with treasury stock	(19)
Net cash provided by financing activities	(37,156)
Decrease in cash and cash equivalents	(5,237)
Cash and cash equivalents:
Beginning of period	9,763
End of period	4,526

Allocation of Disbursements among Legal Entities
For the periods ending
(in 000's)

	March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Hancock Fabrics, Inc.	5,014	17,548
Hancock Fabrics, LLC	111	390
Hancock Fabrics of Michigan, Inc.	172	604
HF Merchandising, Inc	3,585	12,546
Hancockfabrics.com, Inc.	41	142
HF Enterprises, Inc.	1	3
HF Resources, Inc.	1	3

Footnote:
Provided for the purpose of calculating the US Trustee fees under 28 USC Section 1930 (a).
Expenses were allocated to Hancock Fabrics, Inc., LLC, MI and .Com based on the revenue of the entities.

Payments to taxing authorities
For the period ending:	May 5, 2007
(in 000's)

Debtors in possession and trustees are required to pay post-petition tax liabilities incurred after the filing of their Chapter 11 petition on an as due basis.

	1) Federal income taxes	YES (X)	NO ( )
	2) FICA withholdings	YES (X)	NO ( )
	3) Federal employee withholdings	YES (X)	NO ( )
	4) Employer's FICA	YES (X)	NO ( )
	5) Federal unemployment tax	YES (X)	NO ( )
	6) State income and franchise taxes	YES (X)	NO ( )
	7) State employee withholdings	YES (X)	NO ( )
	8) State unemployment taxes	YES (X)	NO ( )
	9) Property taxes	YES (X)	NO ( )
	10) Sales tax	YES (X)	NO ( )
	11) All other taxes	YES (X)	NO ( )

If any of the above taxes have not been paid, state below the tax not paid, the amount past due and the date of the last payment

** DETAILS OF PAYMENTS TO SPECIFIC TAXING AUTHORITIES IS AVAILABLE UPON REASONABLE WRITTEN REQUEST TO THE
DEBTOR'S COUNSEL AT MORRIS, NICHOLS, ARSHT AND TUNNELL, ATTN: DEREK ABBOT, 1201 NORTH MARKET STREET, WILMINGTON DE 19899

Accounts Receivable & Payable Aging
As of May 5, 2007
(in 000's)

Accounts Receivable:	May 5, 2007
Current	80
61 - 90	12
91 - 120	27
Over 121	12
Total aged accounts receivable	131
Excess work comp. claims	463
Accounts receivable vendors	152
Accounts receivable employees	5
Accounts receivable pension fund	333
Customer accounts receivable*	100
Credit card sales	4,772
5,956

Accounts Payable	May 5, 2007

Current	4,591
31 - 60	223
61 - 90
91 - 120
Over 121
Total aged accounts payable	4,814
Distribution center inventory in transit	1,333
Drop ship inventory in transit*	1,314
Misc. expense accruals*	1,120
Deferred revenue	1,688

Total unpaid post-petition payables	10,269

* Amount shown are estimated based on historical data.